Capital disclosures and analysis of changes in net debt	12 Months Ended
Dec. 31, 2017
Subclassifications of assets, liabilities and equities [abstract]
Capital disclosures and analysis of changes in net debt
Capital disclosures and analysis of changes in net debt
The group defines capital as total equity. We maintain our financial framework to support the pursuit of value growth for shareholders, while ensuring a secure financial base.
The group monitors capital on the basis of the net debt ratio, that is, the ratio of net debt to net debt plus equity. Net debt is calculated as gross finance debt, as shown in the balance sheet, plus the fair value of associated derivative financial instruments that are used to hedge foreign exchange and interest rate risks relating to finance debt, for which hedge accounting is applied, less cash and cash equivalents. Net debt and net debt ratio are non-GAAP measures. BP believes these measures provide useful information to investors. Net debt enables investors to see the economic effect of gross debt, related hedges and cash and cash equivalents in total. The net debt ratio enables investors to see how significant net debt is relative to equity from shareholders. The derivatives are reported on the balance sheet within the headings ‘Derivative financial instruments’. All components of equity are included in the denominator of the calculation.
We aim to manage the net debt ratio within a 20-30% band and maintain a significant liquidity buffer. At 31 December 2017, the net debt ratio was 27.4% (2016 26.8%).

		$ million
At 31 December	2017	2016
Gross debt	63,230	58,300
Less: fair value asset (liability) of hedges related to finance debt[a]	(175)	(697)
	63,405	58,997
Less: cash and cash equivalents	25,586	23,484
Net debt	37,819	35,513
Equity	100,404	96,843
Net debt ratio	27.4%	26.8%

[a]
Derivative financial instruments entered into for the purpose of managing interest rate and foreign currency exchange risk associated with net debt with a fair value liability position of $634 million (2016 liability of $1,962 million, 2015 liability of $1,617 million) are not included in the calculation of net debt shown above as hedge accounting was not applied for these instruments. The movement in the year is attributable to a net cash outflow of $242 million (2016 net cash outflow $299 million) and fair value gains of $1,086 million (2016 fair value losses of $644 million).

An analysis of changes in net debt is provided below. Amendments have been made to the presentation of this analysis to eliminate movements related to non-hedge accounted derivatives.

								$ million
				2017				2016
Movement in net debt	Finance debt	Hedge- accounted derivatives	Cash and cash equivalents	Net debt	Finance debt	Hedge- accounted derivatives	Cash and cash equivalents	Net debt
At 1 January	(58,300)	(697)	23,484	(35,513)	(53,168)	(379)	26,389	(27,158)
Exchange adjustments	(1,324)	—	544	(780)	380	—	(820)	(440)
Net financing cash flow	(2,236)	(284)	1,558	(962)	(6,363)	256	(2,085)	(8,192)
Fair value gains (losses)	(1,314)	1,282	—	(32)	805	(896)	—	(91)
Other movements	(56)	(476)	—	(532)	46	322	—	368
At 31 December	(63,230)	(175)	25,586	(37,819)	(58,300)	(697)	23,484	(35,513)